UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2017

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana 46240

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2017, Stonegate Mortgage Corporation, an Ohio corporation (the “Company”), issued a press release announcing the record date and meeting date of the special meeting of its stockholders in connection with the previously announced pending acquisition of the Company by Home Point Financial Corporation, a New Jersey corporation (“Home Point Financial”), pursuant to the Agreement and Plan of Merger, dated as of January 26, 2017 (the “Merger Agreement”), by and among the Company, Home Point Financial and Longhorn Merger Sub, Inc., an Ohio corporation and wholly owned subsidiary of Home Point Financial (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation (the “Merger”). The special meeting is being called to seek stockholder approval of a proposal to adopt the Merger Agreement and certain other related matters.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between Home Point Financial and the Company, the anticipated timing of the transaction and the business of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule; the Company’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the Merger; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to the Company’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company undertakes no obligation to revise these statements following the date of this Current Report on Form 8-K, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between the Company and Home Point Financial. In connection with the Merger, the Company intends to file with the SEC and furnish to its stockholders a definitive proxy statement on Schedule 14A and file other relevant materials. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by the Company with the SEC by writing to Stonegate Mortgage Corporation, Attention: Secretary, 9190 Priority Way West Drive, Suite 300, Indianapolis, IN 46240, United States, or by visiting the Company’s website (www.stonegatemtg.com).

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company Common Stock in connection with the proposed Merger. Information about the Company’s directors and executive officers is available in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on May 19, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

By:	/s/ James V. Smith
Name:	James V. Smith
Title:	Chief Executive Officer

Dated: March 13, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 13, 2017.